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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549


                                      FORM 8-K

                                   CURRENT REPORT

       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) February 6, 1998


                          RENAISSANCE GOLF PRODUCTS, INC.
               (Exact name of registrant as specified in its charter)


           DELAWARE                       1-12532                86-0664849
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


    12187 SOUTH BUSINESS PARK DRIVE, SUITE 100
                    DRAPER, UTAH                               84020
      (Address of Principal Executive Office)               (Zip Code)


         REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (801) 501-0200

                     -----------------------------------------

     ITEM 5.   OTHER EVENTS.

     During January 1998, Renaissance Golf Products, Inc. moved its corporate offices to 12187 South Business Park Drive, Suite 100, Draper, Utah, 84020. The Company also moved its primary receiving, shipping, warehousing, and assembly facility from Huntington Beach, California, to the Draper, Utah location during the first quarter of 1998. The Company's new telephone number in Draper, Utah, is (801) 501-0200 and its facsimile number is (801) 501-0300.


                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RENAISSANCE GOLF PRODUCTS, INC.



February 6, 1998                   By:/s/Bruce H. Haglund
                                      ----------------------------
                                   Bruce H. Haglund, Secretary